UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: April 11, 2007
(Date of earliest event reported)
LOUD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
16220 Wood-Red Road, N.E.
Woodinville, Washington 98072
(Address of principal executive offices, including zip code)
(425) 487-4333
(Registrant’s telephone number, including area code)
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on March 7, 2007 to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.
On March 7, 2007, LOUD Technologies Inc. (the “Company” or “LOUD”) filed a current report on Form 8-K in connection with the entry into an agreement on March 6, 2007 to purchase all of the outstanding capital stock of Martin Audio, Ltd. (“Martin”), a UK manufacturer of loudspeakers and related equipment.
On April 11, 2007 the Company acquired all of the outstanding capital stock of Martin for a purchase price of $33.6 million plus transaction fees of $1.7 million for a total consideration of $35.3 million.
To finance this transaction, the Company used a portion of the $112 million senior secured credit facility that closed on March 30, 2007. The $30 million UK term loan related to this facility funded on April 10, 2007 in connection with the acquisition of Martin.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired

The interim unaudited condensed consolidated balance sheet of Martin as of December 31, 2006 and the related statements of profit and loss and cash flows for the six month periods ended December 31, 2006 and 2005 are attached hereto as Exhibit 99.1. The audited consolidated balance sheets of Martin as of June 30, 2006 and 2005, and the related statements of profit and loss and cash flows for the years then ended are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 and the pro forma condensed combined statements of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006 are attached hereto as Exhibit 99.3.

(c)	Exhibits
23.1	Consent of Independent Auditors

99.1	Interim unaudited condensed consolidated balance sheets of Martin as of December 31, 2006 and June 30, 2006 and the related statements of profit and loss and cash flows for the six month periods ended December 31, 2006 and 2005

99.2	Audited consolidated balance sheets of Martin as of June 30, 2006 and 2005, and the related statements of profit and loss and cash flows for the years ended June 30, 2006 and 2005

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2007 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2007
LOUD Technologies Inc.

	By:	/s/ James T. Engen James T. Engen
Chairman, Chief Executive Officer, President and Director

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EXHIBIT INDEX
23.1	Consent of Independent Auditors

99.1	Interim unaudited condensed consolidated balance sheets of Martin as of December 31, 2006 and June 30, 2006 and the related statements of profit and loss and cash flows for the six month periods ended December 31, 2006 and 2005

99.2	Audited consolidated balance sheets of Martin as of June 30, 2006 and 2005, and the related statements of profit and loss and cash flows for the years ended June 30, 2006 and 2005

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2007 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006

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